UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2010 (June 8, 2010)
LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51251 (Commission File Number)	20-1538254 (IRS Employer Identification No.)

103 Powell Court, Suite 200 Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)
(615) 372-8500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Board of Directors (the “Board”) of LifePoint Hospitals, Inc. (the “Company”) previously approved, subject to the vote of the Company’s stockholders:
•	an amendment to the Company’s Amended and Restated 1998 Long-Term Incentive Plan (the “LTIP”) that would effect an increase in the total number of authorized shares of the Company’s common stock available for issuance in accordance with the by an additional 2,330,000 shares and the limit on the number of authorized shares of Company’s common stock that may be issued pursuant to restricted stock awards, performance awards, phantom stock awards and dividend equivalent awards by 955,000 shares;

•	an amendment to the Company’s Amended and Restated Management Stock Purchase Plan (the “MSPP”) that would effect an increase in the number of authorized shares of the Company’s common stock available for issuance in accordance with the MSPP by an additional 85,000 shares; and

•	an amendment to the Company’s Amended and Restated Outside Directors Stock and Incentive Compensation Plan (the “Directors Plan”) that would effect an increase in the number of authorized shares of the Company’s common stock available for issuance in accordance with the Directors Plan by an additional 40,000 shares.
     At the Company’s Annual Meeting of Stockholders held on June 8, 2010, the Company’s stockholders approved the amendments to the LTIP, MSPP and Directors Plan. The foregoing descriptions of the amendments to the LTIP, MSPP and Directors Plan are qualified in their entirety by reference to the text of the LTIP, MSPP and Directors Plan and the amendments thereto, which were filed as Appendices A through F to the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 29, 2010 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     The Company held its annual meeting of stockholders on June 8, 2010. At the annual meeting, the following matters were submitted to a vote of the Company’s stockholders:
     Proposal 1: Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
Gregory T. Bier	30,244,903	17,993,288	2,197,510
DeWitt Ezell, Jr.	27,009,319	21,228,872	2,197,510

     Gregory T. Bier and DeWitt Ezell, Jr. were elected as Class II directors. The term of the Class II directors will continue until the Company’s annual meeting of stockholders in 2013, or until their respective successors are elected and qualified.
     Proposal 2: Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

Votes For	Votes Against	Votes Abstain
50,200,123	230,555	5,023
     Ernst & Young, LLP was ratified by the Company’s stockholders as the Company’s independent registered public accounting firm for the year ending December 31, 2010.
     Proposal 3: Amendment to the Amended and Restated 1998 Long-Term Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
37,002,016	11,201,429	34,746	2,197,510
     The proposed amendment to the LTIP was approved by the Company’s stockholders.
     Proposal 4: Amendment to the Amended and Restated Management Stock Purchase Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
42,505,161	5,697,330	35,700	2,197,510
     The proposed amendment to the MSPP was approved by the Company’s stockholders.
     Proposal 5: Amendment to the Amended and Restated Outside Directors Stock and Incentive Compensation Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
43,860,071	4,340,508	37,612	2,197,510
     The proposed amendment to the Directors Plan was approved by the Company’s stockholders.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan, dated June 30, 2005 (incorporated by reference from Appendix B to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.2	Amendment, dated May 13, 2008, to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (incorporated by reference from Appendix B to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.3	Amendment, dated December 10, 2008, to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (incorporated by reference from Appendix B to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.4	Amendment, dated April 27, 2010, to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (incorporated by reference from Appendix B to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.5	Amendment, dated June 8, 2010, to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (incorporated by reference from Appendix A to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.6	LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan, dated January 1, 2003 (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.7	Amendment, dated May 22, 2003, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.8	Amendment, dated May 13, 2008, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.9	Amendment, dated December 10, 2008, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.10	Amendment, dated March 24, 2009, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.11	Amendment, dated April 27, 2010, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.12	Amendment, dated June 8, 2010, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix C to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.13	LifePoint Hospitals, Inc. Amended and Restated Outside Directors Stock and Incentive Compensation Plan, dated May 14, 2008 (incorporated by reference from Appendix F to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.14	Amendment, dated March 24, 2009, to the Amended and Restated LifePoint Hospitals, Inc. Outside Directors Stock and Incentive Compensation Plan (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, File No. 000-51251).

10.15	Amendment, dated April 27, 2010, to the LifePoint Hospitals, Inc. Amended and Restated Outside Directors Stock and Incentive Compensation Plan, dated May 14, 2008 (incorporated by reference from Appendix F to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.16	Amendment, dated June 8, 2010, to the LifePoint Hospitals, Inc. Amended and Restated Outside Directors and Incentive Compensation Plan, dated May 14, 2008 (incorporated by reference from Appendix E to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.
By:	/s/ Paul D. Gilbert
	Name:	Paul D. Gilbert
	Title:	Executive Vice President and Chief Legal Officer

Date: June 11, 2010

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.1	LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan, dated June 30, 2005 (incorporated by reference from Appendix B to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.2	Amendment, dated May 13, 2008, to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (incorporated by reference from Appendix B to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.3	Amendment, dated December 10, 2008, to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (incorporated by reference from Appendix B to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.4	Amendment, dated April 27, 2010, to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (incorporated by reference from Appendix B to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.5	Amendment, dated June 8, 2010, to the LifePoint Hospitals, Inc. Amended and Restated 1998 Long-Term Incentive Plan (incorporated by reference from Appendix A to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.6	LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan, dated January 1, 2003 (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.7	Amendment, dated May 22, 2003, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.8	Amendment, dated May 13, 2008, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.9	Amendment, dated December 10, 2008, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.10	Amendment, dated March 24, 2009, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.11	Amendment, dated April 27, 2010, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix D to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.12	Amendment, dated June 8, 2010, to the LifePoint Hospitals, Inc. Amended and Restated Management Stock Purchase Plan (incorporated by reference from Appendix C to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.13	LifePoint Hospitals, Inc. Amended and Restated Outside Directors Stock and Incentive Compensation Plan, dated May 14, 2008 (incorporated by reference from Appendix F to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.14	Amendment, dated March 24, 2009, to the Amended and Restated LifePoint Hospitals, Inc. Outside Directors Stock and Incentive Compensation Plan (incorporated by reference from exhibits to the LifePoint Hospitals, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 2009, File No. 000-51251).

10.15	Amendment, dated April 27, 2010, to the LifePoint Hospitals, Inc. Amended and Restated Outside Directors Stock and Incentive Compensation Plan, dated May 14, 2008 (incorporated by reference from Appendix F to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).

10.16	Amendment, dated June 8, 2010, to the LifePoint Hospitals, Inc. Amended and Restated Outside Directors and Incentive Compensation Plan, dated May 14, 2008 (incorporated by reference from Appendix E to the LifePoint Hospitals, Inc. Proxy Statement filed April 29, 2010, File No. 000-51251).